U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|


                  Pre-Effective Amendment No.

                  Post-Effective Amendment No. 8

                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                  Amendment No. 10

                        (Check appropriate box or boxes)

                               THE WESTPORT FUNDS

               (Exact Name of Registrant as Specified in Charter)

                              253 Riverside Avenue
                           Westport, Connecticut 06880
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (203) 227-3601

                             Edmund H. Nicklin, Jr.
                               The Westport Funds
                              253 Riverside Avenue
                           Westport, Connecticut 06880
                     (Name and Address of Agent for Service)

                                   Copies to:

                               Tina H. Bloom, Esq.
                         Integrated Fund Services, Inc.
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

|_| immediately upon filing pursuant to Rule 485(b)
|_| on (         ) pursuant to Rule 485(b)
|X| 60 days after filing pursuant to Rule 485(a)
|_| on (date) pursuant to Rule 485(a)

                               THE WESTPORT FUNDS

                                  Westport Fund

                            Westport Select Cap Fund



                                   Prospectus


                                   May 1, 2005



    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
       PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

About This Prospectus

This Prospectus has been designed to give you the information you need to decide whether Westport Fund or Westport Select Cap Fund is appropriate for you.

Each Fund has a distinct investment objective, but both Funds are managed with the same value-oriented strategy.

You can purchase shares of both Funds without any sales charge. Each Fund offers two classes of shares. Each class has different expenses and minimum investment amounts.

To help you find information in this Prospectus, we have divided this Prospectus into five sections.

The first section, "The Funds," contains a discussion of the objective, principal risks, performance history and fees of each Fund. In particular, this section tells you four important things about each Fund.

o     Each Fund's investment goal -- what the Fund is trying to achieve.

o The principal investment policies of each Fund -- how each Fund tries to reach its investment goal. This section specifies the principal types of investments and strategies each Fund will use to try to achieve its investment goal.

o The investment selection process used -- this section discusses how the Adviser chooses investments for each Fund.

o Risks you should be aware of -- the principal risks associated with each Fund.

The other four sections of the Prospectus -- "Management of the Funds," "How to Buy and Sell Shares," "Financial Highlights" and "Where to Get Additional Information" -- provide detailed information about how the Funds are managed, the services and privileges available to the Funds' shareholders, how shares are priced, how to buy and sell shares, financial information and how to obtain additional information.

The investment adviser for both Funds is Westport Advisers, LLC (the "Adviser").

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


The Funds
         Investment Goals of the Funds
         Principal Investment Strategies of the Funds
         How Investments are Selected
         Principal Risks of Investing in the Funds
         Performance History of the Funds
         Fees and Expenses
Management of the Funds
         The Adviser
         The Portfolio Managers
How to Buy and Sell Shares
         Pricing of Fund Shares
         General Purchase Policies
         Westport Select Cap Fund
         Instructions for Opening or Adding to an Account
         Instructions for Selling or Redeeming Shares
         Retirement Plans and Other Tax-Deferred Accounts
         Shareholder Services
         Dividends and Distributions
         Taxes
Financial Highlights
Where to Get Additional Information

                                    THE FUNDS

INVESTMENT GOALS OF THE FUNDS

o Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income.

o     Westport Select Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

o The Westport Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund generally will be in the mid capitalization range.

o Under normal circumstances, the Westport Select Cap Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund's initial investment. Companies whose capitalization exceed $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company's market capitalization does not exceed $4 billion, the Fund may add to an existing position in that company's securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

o Both Funds will primarily invest in common stock, securities convertible into common stock such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.


o When the Adviser believes that market, economic or other conditions warrant, a Fund may assume a temporary defensive position. During these periods, a Fund may invest without limit in cash or cash equivalents, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar obligations, and obligations of banks. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.


o Aside from a temporary defensive position, the Adviser may also decide to hold a certain portion of each Fund's assets in cash or in investment-grade cash equivalents in order to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Such cash equivalents may include, for example: (i) short-term U.S. government securities, (ii) certificates of deposit, (iii) commercial paper, and (iv) money market mutual funds. To the extent when a Fund's assets are invested in cash or investment-grade cash equivalents, it will not pursue, and may not achieve, its investment objective.

HOW INVESTMENTS ARE SELECTED

o The Adviser employs a modified "value" approach to each Fund's investments known as second generation value investing. Historically, value investors have used statistical criteria to select investments which were expected to provide superior returns. Due to increased participation in financial markets and improved information availability, the domestic financial markets have matured and are more competitive. As a result, simple statistical selection criteria are no longer effective.

o Often a catalyst or event is necessary for those superior returns. A new chief executive officer or a change in government regulations that impacts the economics of the business are examples. For that change to be of investment significance, it must create the prospect of a significant increase in earnings or cash flow within the investment horizon. The estimated earnings or cash flow relative to the current stock price is a measure of valuation. This is low P/E investing, the focus of classic value investment, but on a forward-looking basis. This approach combines low valuation, a value attribute, with improving earnings or cash flow, a growth attribute. This strategy is the basis for second generation value investing.

o Second generation value investing provides investors with a risk averse approach for investing in growth opportunities among smaller companies. Using this approach, the Funds will seek to invest in undervalued companies, i.e., companies selling at a discount to fundamental value based on earnings potential or assets. This variation of value investing offers the potential for capital appreciation as a stock gains favor among other investors.

o The Funds will be managed by the Adviser in accordance with the investment disciplines that the portfolio managers for the Adviser have employed in managing equity portfolios for Westport Asset Management, Inc., an affiliate of the Adviser, for over 20 years. The Adviser relies on stock selection and the strategy outlined above to achieve its results, rather than trying to time market fluctuations.

o The investment process begins with the identification of change in a company's products, operations, or management. In mid-range or small capitalization companies, dynamic change of this type tends to be material, which may create misunderstanding in the marketplace and result in a company's stock becoming undervalued.

o Once change is identified, the Adviser evaluates the company from a number of perspectives -- what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company's products are positioned in their various markets -- to estimate a company's fundamental value and the extent of undervaluation, if any.

o Mid capitalization companies identified by second generation value investing are often out of favor due to negative operational or financial events. The Adviser seeks to identify those situations where the undervaluation is a result of temporary factors. Unrecognized assets or business opportunities, changes in regulations, and legal actions, including the initiation of bankruptcy proceedings, are some of the factors that create these opportunities. In addition, mid capitalization companies are often acquisition targets for larger companies, as they can offer the acquirer a competitive advantage in the form of economies of scale in manufacturing or distribution or product line additions.

o A small capitalization investment opportunity may be simply unrecognized by the financial community. Fundamental research, company visits and management assessment are all very important to the evaluation process. Small capitalization portfolios emphasize, but are not limited to, companies with capitalizations of under $2 billion. Operating in this market segment offers several advantages. First, there is more opportunity for above-average growth and entrepreneurial impact. Second, this market segment is less efficiently covered by Wall Street analysts. Third, like mid capitalization companies, small capitalization companies are also often acquisition targets for larger companies.

o In its overall assessment, the Adviser seeks stocks for the Funds that it believes have a greater upside potential than risk over an 18 to 24 month holding period.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Who Should Invest

o The Funds may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in net asset value while seeking long-term returns.

General

Investment Risk. An investment in either Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the equity securities owned by the Fund. The market value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

If the securities in which a Fund invests never reach their perceived potential, or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation, and possibly depreciation, in the value of such securities.

Your investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in either or both Funds is not by itself a complete or balanced investment program.

Risks of Investing in the Westport Fund

Investing in the Westport Fund involves the risks inherent in investing in mid capitalization companies, including greater risk and volatility than investing in larger, more established companies. To the extent the Westport Fund invests in small capitalization companies, the risks associated with small capitalization companies would apply and are presented in the next section.

Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies, but exceed those of large capitalization companies. The volatility of mid capitalization company returns is greater than that of large capitalization issues, but less than that associated with small capitalization issues. These characteristics result in part from the ability of mid capitalization companies to react to changes in the business environment at a faster rate than larger companies. In addition, mid capitalization companies generally have more developed and more mature businesses than small capitalization companies, providing greater business stability relative to smaller companies.

Risks of Investing in the Westport Select Cap Fund

Investing in the Westport Select Cap Fund involves the risks of investing in small capitalization companies, which generally involve greater risk and volatility than investing in larger, more established companies.

Investing in small companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A significant portion of the securities in which the Westport Select Cap Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and more volatile than the securities of larger companies.

Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Westport Select Cap Fund's shares may exhibit a higher degree of volatility than the market averages.

In addition, securities traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities traded on a national exchange. The Westport Select Cap Fund, therefore, may have to sell a portfolio security to meet redemptions (or for other reasons) at a discount from market prices, sell during periods when disposition is not desirable, or make many small sales over a lengthy period of time.

PERFORMANCE HISTORY OF THE FUNDS


The bar charts and table below provide an indication of the risk of investing in each Fund. The bar charts show the annual total returns of the Class R shares of each Fund for the last seven calendar years together with the best and worst quarters during the periods shown. The bar charts indicate risk by illustrating how much returns can vary from year to year. The accompanying table shows each Fund's average annual total returns (before and after taxes) for the Class R shares and each Fund's average annual total returns for the Class I shares (before taxes) for the last year and the period since each class of each Fund commenced operations. These returns are compared with the performance of one or more broad-based securities market indices. All of the information in both the bar charts and the table assumes reinvestment of dividends and distributions. Keep in mind that a Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

Annual Total Returns Through December 31, 2004*


Westport Fund


1998    12.20%
1999    46.13%
2000     8.68%
2001     3.99%
2002   -16.91%
2003    29.36%
2004


Highest Quarterly Return During This Period     25.07%
(4th Quarter 1999)

Lowest Quarterly Return During This Period     -17.51%
(3rd Quarter 2002)

Westport Select Cap Fund


1998    15.40%
1999    42.72%
2000    13.60%
2001     8.22%
2002   -15.22%
2003    32.14%
2004


Highest Quarterly Return During This Period     27.65%
(4th Quarter 1998)

Lowest Quarterly Return During This Period     -19.14%
(3rd Quarter 1998)

----------
* The bar charts show the annual returns of the Class R shares of each Fund. The annual returns for the Class I shares of each Fund are substantially similar to the annual returns for the Class R shares of the respective Fund for the relevant periods since the inception of the Class I shares because shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The Class I shares of the Westport Select Cap Fund commenced operations February 16, 1998, while the Class I shares of the Westport Fund commenced operations February 9, 2001.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the Class R shares of each Fund are shown below and after-tax returns for the Class I shares of each Fund will vary. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                          AVERAGE ANNUAL TOTAL RETURNS


(for periods ended December 31, 2004)                                                               Since Inception of
                                                                   1 Year             5 Years           the Class*
                                                              ------------------ ------------------ --------------------
Westport Fund
     Class R Return Before Taxes                                     %                  %                   %
     Class R Return After Taxes on Distributions                     %                  %                   %
     Class R Return After Taxes on Distributions and Sale            %                  %                   %
         of Fund Shares
     Class I Shares Return Before Taxes                              %                 NA                   %
     Russell MidCap(R) Index**                                       %                  %                   %***
     (reflects no deductions for fees, expenses or taxes)
Westport Select Cap Fund
     Class R Return Before Taxes                                     %                  %                   %
     Class R Return After Taxes on Distributions                     %                  %                   %
     Class R Return After Taxes on Distributions and Sale            %                  %                   %
         of Fund Shares
     Class I Shares Return Before Taxes                              %                  %                   %
     Russell 2000(R) Index**                                         %                  %                   %***
     (reflects no deductions for fees, expenses or taxes)


----------
* The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997. The Class I shares of the Westport Select Cap Fund and Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.


** The Russell MidCap(R) Index is an index comprised of the 800 smallest companies in the Russell 1000(R) Index (an index of the 1,000 largest companies in the Russell 3000(R) Index). The Russell 2000(R) Composite Stock Index, representing approximately 8% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000(R) Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity markets). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses.

*** The Russell MidCap(R) Index returned ____%, annualized, since the inception of Class I shares of the Westport Fund and the Russell 2000 (R) Index returned____%, annualized, since the inception of the Westport Select Cap Fund Class I shares, on the dates noted above.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                                              Westport Select
                                                               Westport Fund                      Cap Fund
                                                          Class R         Class I         Class R         Class I
                                                          -------         -------         -------         -------
Shareholder Fees (fees paid directly from
your investment)                                            NONE            NONE            NONE            NONE

Annual Fund Operating Expenses (expenses that are
deducted from Fund assets)
Advisory Fee                                               0.90%           0.90%           1.00%           1.00%
Other Fees
       Shareholder Servicing Fee(1)                        0.25%            None           0.25%            None
       Other Operating Expenses(2)                           %               %               %               %
                                                             -               -               -               -
Total Annual Fund Operating Expenses                         %               %               %               %
                                                             =               =               =               =
Fee Waiver and Expense Reimbursement(2)                      %               %
Net Expenses(2)                                            1.50%           1.50%
                                                           =====           =====

----------
(1) During the fiscal year ended December 31, 2004, the Class R shares of the Westport Fund and the Westport Select Cap Fund paid shareholder servicing fees equal to _____% and _____% of the Fund's average net assets attributable to the Class R shares, respectively. As a result, during the fiscal year ended December 31, 2004, the Class R shares of the Westport Fund and the Westport Select Cap Fund had actual Total Annual Operating Expenses of _____% and _____%, respectively. As of January 1, 2005, shareholder servicing fees may be accrued at a rate of up to 0.25% of a Fund's average net assets attributable to the Class R shares, but "Net Expenses" may not exceed the amounts discussed in footnote 2 below. Actual shareholder servicing fees paid by a Fund during the fiscal year ended December 31, 2005 may be more or less than the amount shown in the table depending on the level of Fund assets.

(2) Pursuant to a written contract between the Adviser and the Funds, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent "Total Annual Fund Operating Expenses" for each class exceed 1.50% of the Fund's average daily net assets attributable to that class of shares (the "Expense Limitation Agreement"). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2005. In addition, the Adviser may voluntarily waive its fees or reimburse expenses, as it may determine, from time to time. Such voluntary waivers or reimbursements may be discontinued at any time without notice.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These Examples should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown.


With respect to the Westport Fund, the Example is based on the "Net Expenses" described in the table, which reflect the expense limits that apply under the Expense Limitation Agreement described in footnote 2 to the table, for Year 1 and on the "Total Annual Fund Operating Expenses" described in the table, which do not reflect fee waivers and reimbursements for the Fund during the fiscal year ended December 31, 2004, for Years 2 through 10. With respect to the Westport Select Cap Fund, the Example is based on the "Total Annual Fund Operating Expenses" described in the table, which do not reflect fee waivers and reimbursements for the Fund during the fiscal year ended December 31, 2004, for years 1 through 10.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 Year    3 Years    5 Years     10 Years
                                    ------    -------    -------     --------
Westport Fund
         Class R                    $         $          $           $
         Class I                    $         $          $           $

Westport Select Cap Fund
         Class R                    $         $          $           $
         Class I                    $         $          $           $

OTHER INVESTMENT STRATEGIES OF THE FUNDS

Although not a principal investment strategy of either Fund, each Fund is authorized to purchase and sell financial futures contracts and options on such contracts exclusively for hedging and other non-speculative purposes. A full description of the instruments the Funds may use to hedge, the extent to which a Fund may hedge and the risks involved with hedging appears in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

THE ADVISER

Westport Advisers, LLC (the "Adviser"), 253 Riverside Avenue, Westport, Connecticut 06880, serves as the investment adviser to the Funds. The Adviser was organized as a Connecticut limited liability company in 1997. A limited liability company is owned by its Members. The sole Members of the Adviser are Edmund H. Nicklin, Jr. and Westport Asset Management, Inc. Both the Adviser and Westport Asset Management, Inc. are investment advisers registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. As a Member of the Adviser, Westport Asset Management, Inc. is an affiliate of the Adviser.

Together, the principals of Westport Asset Management, Inc. and the Adviser have more than 40 years of collective portfolio management experience. Westport Asset Management, Inc., a Connecticut corporation controlled by Andrew J. Knuth, a co-manager of the Westport Select Cap Fund (see below), provides investment advisory services to investment companies, pension plans, endowments, foundations, and individuals. In addition, Edmund H. Nicklin, Jr., the portfolio manager for the Westport Fund and co-manager for the Westport Select Cap Fund (see below), had more than 10 years experience managing an investment company as the portfolio manager for the Evergreen Growth and Income Fund prior to joining the Adviser in 1997.

The Adviser furnishes a continuous investment program for each Fund's portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Trustees. For the fiscal year ended December 31, 2004, the Westport Fund and Westport Select Cap Fund each paid the Adviser a monthly management fee in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund.


THE PORTFOLIO MANAGERS

The Portfolio Manager for the Westport Fund is Edmund H. Nicklin, Jr. Mr. Nicklin has served as the sole Portfolio Manager of the Westport Fund since the Fund's inception. Mr. Nicklin is a Managing Director of Westport Advisers, LLC and a portfolio manager for Westport Asset Management, Inc. From October 1986 to August 1997, Mr. Nicklin was the portfolio manager of the Evergreen Growth and Income Fund. Mr. Nicklin holds a Bachelor of Science in Electrical Engineering, a Master's of Science in Management and a Ph.D. in Operations Research and Statistics from Rensselaer Polytechnic Institute.

The Portfolio Managers for the Westport Select Cap Fund are Mr. Nicklin, whose biographical information is above, and Andrew J. Knuth. Both have served as the Portfolio Managers of the Westport Select Cap Fund since the Fund's inception. Mr. Knuth is also Chairman, Chief Investment Officer and a portfolio manager for Westport Asset Management, Inc.

Andrew J. Knuth founded Westport Asset Management, Inc. in 1983 and has more than 35 years of security analysis and portfolio management experience. Mr. Knuth was an organizing member of the Institutional Equity Group for Lazard Freres and Company LLC, and spent two years with them specializing in investment research for institutional clients. From 1969 through 1981, Mr. Knuth was director of research for Lieber & Company, the investment adviser to the Evergreen Funds. From 1966 to 1969, Mr. Knuth was a security analyst for Vanden Broeck, Lieber & Company. From 1962 to 1966, he was involved in portfolio management with the Mutual Benefit Life Insurance Company. Mr. Knuth holds a Bachelor's degree in Economics from Dickinson College and a Master's degree in Business Administration from New York University.

                           HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES


The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund's net asset value ("NAV"). Each Fund's NAV is computed as of the scheduled close of trading on the New York Stock Exchange (normally 4:00 p.m.) on each day during which the New York Stock Exchange is open for trading. The NAV per share is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of that Fund outstanding at the time the computation is made. Each Fund's investments are valued primarily based on readily available market quotations. The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security may be valued based on its fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. This may happen, for instance, when a previously liquid security suddenly becomes illiquid or the security is very thinly-traded. When a security's fair value is determined, the valuation may differ depending on the valuation method used by the Trust's Valuation Committee, which consists of representatives of the Adviser plus each of the independent trustees. Shareholders who purchase or redeem shares when the value of one or more securities in a Fund's portfolio have been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they would have if the securities had not been valued using the fair valuation procedures.


CUT-OFF TIMES


Your order will be priced at the next NAV calculated after the Fund, or a financial intermediary authorized to accept such orders, accepts your order. Purchase and redemption requests received before 4:00 p.m. Eastern time by the Funds or a financial intermediary authorized to receive such orders will be effective that day. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, purchase and redemption requests received after the NYSE closes by the Funds or a financial intermediary authorized to receive such orders will be effective the following business day. If you maintain your account through a broker-dealer or other financial intermediary, it is the responsibility of the broker-dealer or financial intermediary to send your purchase or redemption order to the Funds. Your broker-dealer or financial intermediary may have an earlier cut-off time for purchase and redemption requests.


GENERAL PURCHASE POLICIES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. If a Fund is unable to verify your identity within a reasonable time, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If a Fund closes your account because it is unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

You may make an initial or additional purchase of shares of the Funds by mail, bank wire, or through certain financial intermediaries and broker-dealers. Additional shares may also be purchased by means of electronic funds transfer, including through the Funds' Automatic Investment Plan. All orders must be received in proper form. The Funds consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage any person who is not a long-term investor from investing in either of the Funds. The Board of Trustees has adopted policies and procedures designed to minimize frequent purchases and redemptions of Fund shares by shareholders. The Funds believe that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds. The Funds make investments for the long-term, and historically have had relatively low turnover of the portfolios.

The Adviser believes that frequent trading of Fund shares may adversely affect the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs, interfere with the efficient management of the Funds and add to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be more severe for smaller sized funds such as the Westport Fund, because the frequent activity would have greater impact on each remaining longer-term shareholder. The risk to long-term shareholders of the Westport Select Cap Fund may be increased because it invests in smaller capitalization companies that have potentially less liquidity, therefore incurring greater transaction costs.

If the Adviser reasonably believes that a person is engaging in frequent trading of Fund shares, it will attempt to prohibit that person from further investing in the Fund. The Funds presume that a person who trades in and then out of a Fund within one month or less is engaging in frequent trading, although the Funds will consider evidence that rebuts that presumption. The Adviser will examine information that is reasonably available to it at the time (including information supplied by third parties) and if it is able to identify a person whom the Adviser deems is engaging in frequent trading of Fund shares it will attempt to reject all future investments from such person, effectively barring the person from returning to the Fund.

The Adviser applies the Funds' policies and procedures with respect to frequent trading activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and prohibiting shareholders who trade excessively from making further purchases of Fund shares. Although the Funds make efforts to monitor for frequent trading activities (market timing, short-term trading or excessive trading), the ability of the Adviser to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries may be limited in those instances in which the intermediary maintains the underlying shareholder accounts Accordingly, there can be no assurance that the Funds will be able to identify and eliminate frequent trading. Subject to the foregoing, the Funds will seek to apply its policies and procedures as uniformly as possible.


The Funds will not accept the forms of payment listed below:

o     Cash;

o     Traveler's checks;

o     Third party checks;

o     Money orders;

o     Future or post-dated checks including stale-dated checks;

o     Counter or starter checks with check numbers less than 300;

o     Checks payable on a non-U.S. bank or financial institution;

o     Wire payments originating from a non-U.S. bank or financial institution;
      or

o     Credit card or convenience checks.

At any time, the Funds may change any of their purchase or redemption procedures and may suspend the sale of their shares.

If your order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or their transfer agent in the transaction.

WESTPORT SELECT CAP FUND

On April 12, 2002, the Westport Select Cap Fund closed to new investors. The closing is intended to limit the growth of the Fund's assets and preserve the Fund's ability to invest effectively in stocks within the Fund's market capitalization range. You may continue to purchase Class R shares or Class I shares of the Fund, or open a new account, if:

o You were an existing shareholder in the Fund (either directly or through a financial intermediary) as of the closing date and you:

      o     Add to your account through the purchase of additional Fund shares;
            or

      o Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund.

o You are an immediate family member sharing the household of an existing shareholder in the Fund as of the closing date.

o You are a client of a financial advisor, financial institution or consultant that had clients invested in the Fund on the closing date.

o You are an institution or an affiliate of an institution having an investment advisory relationship with Westport Asset Management, Inc.

o You are a participant of a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan that invests through existing accounts in the Fund or through a financial intermediary.

At the Fund's discretion, shares of the Fund may be made available through firms that provide administrative services to their customers who are shareholders of the Fund.

If you redeem all your remaining Fund shares, you will not be permitted to buy back into the Fund as long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described below.

Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to modify this policy at any time. The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders.

INVESTMENT MINIMUMS


                                                Initial             Additional
                                                -------             ----------
Regular Class R Accounts
         Westport Select Cap Fund             $   5,000             No minimum
         Westport Fund                            2,500             No minimum
Regular Class I Accounts                        250,000             No minimum
Traditional IRAs                                  2,000             No minimum
Roth IRAs                                         2,000             No minimum
Coverdell Education Savings Account               2,000             No minimum
SEP-IRAs                                          2,000             No minimum
Gifts to Minors                                   1,000             No minimum
Automatic Investment Plans                        1,000                $100


The Adviser reserves the right to change such minimum for subsequent investments.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

By Mail

To purchase shares of the Funds, you should send a check made payable to the applicable Fund and a completed account application to:

The Westport Funds
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks will not be accepted.

By Bank Wire

To purchase shares of a Fund using the wire system for transmittal of money among banks, you should first telephone the Funds' transfer agent, Integrated Fund Services, Inc. (the "Transfer Agent"), at (888) 593-7878 for instructions. You should then promptly complete, sign and mail the account application. Your investment in a Fund will be made at the NAV next determined after your wire is received together with a completed account application.

Purchasing Additional Shares

You may purchase additional shares:

o     by bank wire, as indicated above;

o     by mailing a check to The Westport Funds at the address listed above; or

o     by electronic funds transfer.

Each investment in shares of a Fund, including dividends and capital gain distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the NAV at which the shares were purchased, and the new balance of Fund shares owned.

Through Your Broker-Dealer

You may maintain your account through certain broker-dealers or financial intermediaries. These broker-dealers or financial intermediaries may make arrangements for their customers to purchase and redeem shares of the Funds by telephone, and some broker-dealers and financial intermediaries may impose a charge for their services. Broker-dealers and financial intermediaries are responsible for transmitting orders and payments for their customers on a timely basis.

Alternatively, if you did not make your initial purchase through a broker-dealer or a financial intermediary, you may purchase and redeem shares directly through the Transfer Agent without any such charges.

Automatic Investment Plan

You may also purchase shares by arranging systematic monthly investments into a Fund with either Fund's Automatic Investment Plan. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. After you give a Fund proper authorization, your bank account, which must be with a bank that is a member of the Automated Clearing House, will be debited accordingly to purchase shares. You will receive a confirmation for every transaction, and a withdrawal will appear on your bank statement.

To participate in the Automatic Investment Plan, you must complete the appropriate sections of the account application or the Automatic Investment Plan form. These forms may be obtained by calling the Transfer Agent at (888) 593-7878. The amount you specify will automatically be invested in shares at the relevant Fund's NAV next determined after payment is received by that Fund.

To change the amount invested, we must receive your written instructions at least 7 business days in advance of the next transfer. If the bank or bank account number is changed, we must receive your instructions at least 20 business days in advance. If there are insufficient funds in your designated bank account to cover the shares purchased using the Automatic Investment Plan, your bank may charge you a fee or may refuse to honor the transfer instruction (in which case no Fund shares will be purchased).

You should check with your bank to determine whether it is a member of the Automated Clearing House and whether your bank charges a fee for transferring funds through the Automated Clearing House. Expenses incurred by a Fund related to the Automatic Investment Plan are borne by that Fund. As a result, you pay no direct fee to use these services.

INSTRUCTIONS FOR SELLING OR REDEEMING SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of a Fund will be redeemed at their next determined NAV.

By Written Request

Redemption requests may be made in writing to:

The Westport Funds
P.O. Box 5354
Cincinnati, Ohio 45201-5354

The request must specify:

o     the name of the Fund;

o     the dollar amount or number of shares to be redeemed;

o     the account number; and

o     the Federal tax withholding election (for retirement accounts).


The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all owners must sign). A Medallion Signature Guarantee may be required for written redemption requests for an amount greater than $100,000. Medallion Signature Guarantees are described more fully below.


Through Your Broker-Dealer

You may also make redemption requests through your broker-dealer or financial intermediary.

By Telephone

If you wish to redeem your shares by telephone, you must elect this option on your account application. This option is not available for retirement accounts.


If you elected telephone redemption privileges, you may make a telephone redemption request by calling the Transfer Agent at (888) 593-7878 and providing your account number, the exact name in which your shares are registered, and your social security or taxpayer identification number. In response to the telephone redemption instruction, we will mail a check to your record address, or, if you provided a bank wire or Automated Clearing House redemption authorization, we will wire or electronically transfer the proceeds to your designated bank account. We will wire or electronically transfer your proceeds only to accounts with domestic banks or depository institutions. You must complete the appropriate sections of the account application to authorize receipt of redemption proceeds by bank wire or by Automated Clearing House. Redemptions for amounts less than $5,000 will be made by check or by Automated Clearing House. Redemptions of $5,000 or more may be made by bank wire. There is a fee on all redemptions paid by wire, currently $15. A Medallion Signature Guarantee may be required for any telephone redemption requests for an amount greater than $100,000. Medallion Signature Guarantees are described more fully below.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Transfer Agent, the Funds' principal underwriter, the Adviser nor the Funds will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If you cannot reach the Transfer Agent by telephone, you may mail redemption requests to the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354.


MEDALLION SIGNATURE GUARANTEES

Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his or her signature guaranteed. Medallion Signature Guarantees by notaries public are not acceptable.

Some of the circumstances that may require an original Medallion Signature Guarantee include:

o     Redemption proceeds that exceed $100,000;

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);

o     Proceeds are being sent to an address other than the address of record;

o Proceeds or shares are being sent/transferred from a joint account to an individual's account;

o Proceeds to be sent via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request; or

o Proceeds or shares are being sent/transferred between accounts with different account registrations

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which you offer to sell to such Fund at NAV the number of full and fractional shares which will produce the monthly or quarterly payments you specify (minimum $100 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete your principal. If you are thinking about participating in this plan, you should consult your own tax advisor.

If you want to use this plan, you may do so by marking the appropriate box on the account application. If you already own shares and would like to use the plan, you may obtain the necessary form by writing to the Funds at the address listed above or calling the Transfer Agent at (888) 593-7878. This service is free.

OTHER REDEMPTION INFORMATION

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes. Checks for redemption proceeds normally will be mailed, and bank wire or Automated Clearing House redemption payments will normally be made, within seven days, but will not be mailed until all checks (including certified checks) in payment for the purchase of the shares to be redeemed have been cleared, generally within 15 days after investment. Unless other instructions are given, a check for the proceeds of a redemption will be sent to your address of record.

We may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or the exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension, or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

Small Accounts

To be in a position to eliminate excessive expenses, we reserve the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial account, Coverdell ESA, or automatic investment plan account) which has a value below $1,000. However, you will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Redemptions In-Kind

Proceeds of redemptions normally are paid by check, electronic transfer, or bank wire. However, payments may be made wholly or partially in portfolio securities if the Board of Trustees determines that payment in cash would be detrimental to the best interests of a Fund. In the event of a redemption in-kind, the shareholder may pay transaction costs to dispose of the securities received.

RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

The Funds can be used as a funding vehicle for Traditional and Roth IRAs, Coverdell Education Savings Accounts and other retirement plans.

For certain investors, contributions to Traditional IRAs may be deductible for federal income tax purposes and become taxable only upon withdrawal. In addition, income and capital gains grow tax deferred within the Traditional IRA. Contributions to Roth IRAs are not deductible, but distributions (including earnings) can be tax free if certain circumstances exist.


In general, for 2005, the maximum contribution limit per individual for a Traditional or Roth IRA is the lesser of $4,000 per year or 100 percent of taxable compensation . (An individual with a non-working spouse may establish a separate IRA for the spouse for a total contribution of up to $6,000, provided that no more than $4,000 is contributed to the IRA of either spouse.) Contribution limits will increase to $5,000 for 2008 and beyond. For 2005, catch up contributions of $500 may be permitted if you meet the eligibility requirements for contributions and have reached the age of 50 by the end of the taxable year you are making the catch up contribution. For 2006 and beyond, the annual catch up contribution increases to $1,000.

The deductibility of a 2005 Traditional IRA contribution (including catch up contributions) may be reduced or eliminated if the individual or, in the case of a married individual, the individual's spouse is an active participant in an employer-maintained retirement plan. If an individual is not an active participant, but his or her spouse is, the amount of their IRA contributions that can be deducted will be phased out if their combined modified adjusted gross income ("MAGI") is between $150,000 and $160,000. For a single taxpayer, the MAGI at which the amount of IRA contributions that may be deducted begins to phase out is $50,000 . For a married taxpayer filing a joint tax return, the MAGI at which the amount of IRA contributions that may be deducted begins to phase out is $65,000 for 2004 and will increase annually to reach $80,000 in 2007. For married individuals filing separate tax returns who: (1) did not live together at any time during the tax year and neither was an active participant in an employer plan, both individuals may make fully deductible IRA contributions, (2) did not live together but either spouse was an active participant in an employer plan, then each spouse must use the single filer threshold amounts (described above) to determine contribution deductibility, (3) lived together during the tax year and neither was an active participant in an employer plan, both individuals may make fully deductible IRA contributions, or
(4) lived together during the tax year and either spouse was an active participant, then each spouse must use the threshold amounts of $0 to $10,000 to determine contribution deductibility.

The amount that an individual is eligible to contribute to a Roth IRA may be reduced or eliminated depending on their modified adjusted gross income ("MAGI"). Single individuals with MAGI of $95,000 or less may contribute the maximum contribution limit. If the single individual's MAGI is between $95,000 and $110,000 they may make a partial contribution and if they have MAGI over $110,000 they may not contribute. Married individuals filing jointly with joint MAGI of $150,000 or less may contribute the maximum contribution limit. If the married individual's joint MAGI is between $150,000 and $160,000 they may make a partial contribution and if their MAGI is over $160,000 they may not contribute. Married individuals filing separate tax returns who: (1) did not live together at any time during the tax year must use the single filer threshold amounts (described above) to determine contribution eligibility or (2) who lived with their spouse at any time during the year with MAGI between $0 and $10,000 may make a partial contribution and if their MAGI exceeds $10,000 they may not contribute.

A Fund's IRA also accepts the rollover of a lump sum distribution from a qualified retirement plan. A direct rollover made to an IRA will postpone federal income tax and avoid certain mandatory tax withholding on the distribution. If a plan participant receives a distribution directly from his or her qualified retirement plan, the participant has up to 60 days after receipt to deposit all or part of the distribution into an IRA. Qualified retirement plan distributions may NOT be directly rolled into a Roth IRA.

Withdrawals from a Traditional IRA are taxed as ordinary income (excluding the portion, if any, of the withdrawal considered a return of nondeductible IRA contributions). Such withdrawals may be made without federal tax penalty after the IRA holder reaches age 59 1/2, and must commence by April 1st following the year the IRA holder reaches age 70 1/2. Withdrawals before age 59 1/2 (that do not meet any other exception) or the failure to commence withdrawals on a timely basis after age 70 1/2 may result in the imposition of certain federal tax penalties.

When distributions are made from a Roth IRA, all nondeductible contribution amounts are treated as distributed first and are not subject to federal income taxes or penalties, regardless of age. Once all nondeductible contributions have been distributed, the remaining amount credited to the Roth IRA account may be withdrawn without being subject to federal income taxes or penalties if the withdrawal is considered a qualified distribution. A qualified distribution is a distribution that is made after the five-year period beginning with the first day of the year for which a contribution or conversion was first made to a Roth IRA and is made after attainment of age 59 1/2, disability, or death or is a qualified first-time homebuyer distribution. If the distribution is not qualified, any earnings distributed will be subject to federal income taxes and possibly to the additional tax on early distributions. While alive, the Roth IRA holder is not required to take distributions.

A Coverdell Education Savings Account ("Coverdell ESA") (formerly called an Education IRA) is an account to which an eligible person may contribute up to $2,000 for the purpose of paying qualified education expenses of a beneficiary who, in the year of the contribution, has not yet attained 18 years of age (the age 18 restriction is waived for individuals identified as having special needs). There is no requirement that an individual contributing to a Coverdell ESA have taxable compensation ; however an individual cannot contribute if the individual's MAGI exceeds certain income thresholds. Married individuals filing jointly with MAGI of $190,000 or less and all other individuals with MAGI of $95,000 or less are eligible to contribute the full $2,000 per designated beneficiary. The maximum contribution of $2,000 is phased out for married individuals filing jointly with MAGI between $190,000 and $220,000 and for all other individuals with MAGI between $95,000 and $110,000.


To determine your eligibility for an IRA or education savings account contribution, or to learn more about distribution requirements, please call 888-593-7878 or write to The Westport Funds to obtain a Fund's IRA or education savings account custodial agreements and disclosure statements.

SHAREHOLDER SERVICES

The Trust has adopted a shareholder services plan with respect to the Class R shares of each Fund providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing sub-accounting services for shares of a Fund held beneficially; and providing such other services as the Trust or shareholder may request.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to payments made pursuant to the Funds' shareholder servicing plan with respect to Class R shares of the Funds, the Funds may make additional payments from Fund assets to financial intermediaries for sub-administration, sub-transfer agency or other shareholder services provided to Class R and Class I shareholders whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund "supermarket" account). The Adviser may, from time to time, make payments for certain shareholder services or for distribution. These payments are made out of the Adviser's own resources without additional cost to the Funds or their shareholders.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE


Within thirty (30) days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of the preceding quarter. You may view each Fund's most recently released uncertified quarterly schedule of portfolio holdings online at www.westportfunds.com or request a hard copy at no charge by calling (888) 593-7878. In addition, the Trust files a complete listing of portfolio holdings for each fund with the Securities and Exchange Commission ("SEC") as of the end of the first and third quarters of each fiscal year on form N-Q, which filings began with the quarter ended September 2004. The complete listing (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll free 1-888-593-7878. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Trust's policies and procedures with respect to each Fund's portfolio holdings is available in the Funds' Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

We will make distributions at least annually from the investment company taxable income of each Fund. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are also expected to be distributed at least annually. Investment company taxable income of a Fund consists of all of that Fund's taxable income other than the excess, if any, of net long-term capital gains over net short-term capital losses, reduced by deductible expenses of that Fund. The Fund's expenses are accrued daily. Unless you elect to have dividends and distributions paid in cash, your dividends and distributions will be reinvested in additional shares of the relevant Fund.

TAXES

The following discussion is intended for general information only. You should consult with your own tax advisor as to the tax consequences of an investment in a Fund, including the status of distributions under applicable state or local law.

Federal Income Taxes. Each Fund intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and in a timely manner distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Although a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction and/or the 15% maximum rate for qualified dividends, it is not expected that such portion will be significant.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable at the applicable long-term capital gains rate, regardless of how long you have held a Fund's shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional shares of a Fund.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to you in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year, we will notify you of the tax status of dividends and distributions.

Upon the sale or other disposition of shares of a Fund, you may realize a capital gain or loss which will be long-term or short-term, generally depending upon your holding period for the shares.

We may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable if you:

o     fail to provide us with your correct taxpayer identification number;

o     fail to make required certifications; or

o you have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

State and Local Taxes. A Fund's distributions also may be subject to state and local taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Funds' audited financial statements, is included in the current annual report, which is available upon request.

Westport Fund

           Per Share Data for a Share Outstanding Throughout Each Year


--------------------------------------------------------------------------------------------------------------------------
                                                                            Class R

                                         For the Year   For the Year      For the Year      For the Year      For the Year
                                            Ended          Ended             Ended             Ended             Ended
                                         December 31,   December 31,      December 31,      December 31,      December 31,
                                             2004           2003              2002              2001              2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value at  beginning of year                    $    12.09        $    14.55        $    14.37        $    14.75
                                                         ----------        ----------        ----------        ----------
Income from investment operations:
   Net investment loss ..............                         (0.10)            (0.10)            (0.08)            (0.04)
   Net realized and unrealized
      gains (losses) on investments .                          3.65             (2.36)             0.65              1.35
                                                         ----------        ----------        ----------        ----------
Total from investment operations ....                          3.55             (2.46)             0.57              1.31
                                                         ----------        ----------        ----------        ----------
Less distributions:
    From net realized gains .........                            --                --             (0.39)            (1.69)
                                                         ----------        ----------        ----------        ----------

Net asset value at end of year ......                    $    15.64        $    12.09        $    14.55        $    14.37
                                                         ==========        ==========        ==========        ==========
Total return ........................                         29.36%           (16.91%)            3.99%             8.68%
                                                         ==========        ==========        ==========        ==========
Net assets at end of year (000's) ...                    $   25,570        $   16,434        $   11,737        $   15.281
                                                         ==========        ==========        ==========        ==========
Ratio of net expenses to
   average net assets ...............                          1.50%             1.50%             1.50%             1.50%
Ratio of gross expense to
   average net assets(A) ............                          1.99%             1.76%             1.63%             1.91%
Ratio of net investment income (loss)
   To average net assets ............                         (0.83%)           (0.80%)           (0.54%)           (0.35%)
Portfolio turnover rate .............                             9%               40%               15%               48%
--------------------------------------------------------------------------------------------------------------------------


(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Westport Fund

          Per Share Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------
                                                             Class I

                                   For the Year     For the Year     For the Year     For the Period
                                       Ended           Ended             Ended            Ended
                                    December 31,     December 31,     December 31,     December 31,
                                       2004             2003              2002           2001(A)
------------------------------------------------------------------------------------------------------
Net asset value at  beginning
of year ........................                      $   12.05        $   14.55        $   14.96
                                                      ---------        ---------        ---------
Income from investment
operations:
   Net investment loss .........                          (0.11)           (0.15)           (0.06)
   Net realized and unrealized
      gains (losses) on
investments ....................                           3.65            (2.35)            0.04
                                                      ---------        ---------        ---------
Total from investment operations                           3.54            (2.50)           (0.02)
                                                      ---------        ---------        ---------
Less distributions:
    From net realized
gains ..........................                             --               --            (0.39)
                                                      ---------        ---------        ---------

Net asset value at end of year .                      $   15.59        $   12.05        $   14.55
                                                      =========        =========        =========
Total return ...................                          29.38%          (17.18)%          (0.11%)(B)
                                                      =========        =========        =========
Net assets at end of year
(000's) ........................                      $   4,159        $   2,888        $   9,234
                                                      =========        =========        =========
Ratio of net expenses to
   average net assets ..........                           1.50%            1.50%            1.50%(C)
Ratio of gross expense to
   average net assets(D) .......                           2.42%            2.08%            1.91%(C)
Ratio of net investment income
(loss)
   To average net assets .......                          (0.81%)          (0.81%)          (0.54%)(C)
Portfolio turnover rate ........                              9%              40%              15%(C)
------------------------------------------------------------------------------------------------------


(A) Represents the period from the commencement of operations (February 9, 2001) through December 31, 2001.

(B)   Not annualized.

(C)   Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Westport Select Cap Fund

Per Share Data for a Share Outstanding Throughout Each Year


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Class R
                                          For the Year    For the Year        For the Year       For the Year      For the Year
                                             Ended            Ended              Ended             Ended              Ended
                                          December 31,    December 31,        December 31,       December 31,      December 31,
                                              2004            2003               2002               2001              2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at  beginning of year                      $     16.49        $     19.45        $     18.23        $     16.47
                                                           -----------        -----------        -----------        -----------
Income from investment operations:
   Net investment income (loss) .....                            (0.13)             (0.12)             (0.05)              0.02
   Net realized and unrealized
      gains on investments ..........                             5.43              (2.84)              1.55               2.22
                                                           -----------        -----------        -----------        -----------
Total from investment operations ....                             5.30              (2.96)              1.50               2.24
                                                           -----------        -----------        -----------        -----------
Less distributions:
    From net investment income ......                               --                 --                 --              (0.03)
    From net realized gains .........                               --                 --              (0.28)             (0.45)
                                                           -----------        -----------        -----------        -----------
Total distributions .................                               --                 --              (0.28)             (0.48)
                                                           -----------        -----------        -----------        -----------

Net asset value at end of year ......                      $     21.79        $     16.49        $     19.45        $     18.23
                                                           ===========        ===========        ===========        ===========
Total return ........................                            32.14%            (15.22%)             8.22%             13.60%
                                                           ===========        ===========        ===========        ===========
Net assets at end of year (000's) ...                      $   456,641        $   314,404        $   209,605        $   110,423
                                                           ===========        ===========        ===========        ===========
Ratio of net expenses to
   average net assets ...............                             1.34%              1.29%              1.24%              1.27%
Ratio of gross expense to
   average net assets ...............                             1.34%              1.29%              1.24%              1.27%
Ratio of net investment income (loss)
   To average net assets ............                            (0.74%)            (0.74%)            (0.33%)             0.13%
Portfolio turnover rate .............                               12%                 4%                11%                15%
------------------------------------------------------------------------------------------------------------------------------------

Westport Select Cap Fund

Per Share Data for a Share Outstanding Throughout Each Year


------------------------------------------------------------------------------------------------------------------------------------
                                                                              Class I

                                       For the Year     For the Year         For the Year        For the Year          For the Year
                                          Ended            Ended               Ended                Ended                 Ended
                                        December 31,    December 31,         December 31,        December 31,          December 31,
                                           2004             2003                2002                 2001                  2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $       16.59        $       19.53        $       18.28        $       16.50
                                                       -------------        -------------        -------------        -------------
Income from investment operations:
   Net investment income (loss) .....                          (0.09)               (0.09)               (0.03)                0.03
   Net realized and unrealized
      gains on investments ..........                           5.49                (2.85)                1.56                 2.23
                                                       -------------        -------------        -------------        -------------
Total from investment operations ....                           5.40                (2.94)                1.53                 2.26
                                                       -------------        -------------        -------------        -------------
Less distributions:
    From net investment income ......                             --                   --                   --                (0.03)
    From net realized gains .........                             --                   --                (0.28)               (0.45)
Total distributions .................                             --                   --                (0.28)               (0.48)

Net asset value at end of year ......                  $       21.99        $       16.59        $       19.53        $       18.28
                                                       =============        =============        =============        =============
Total return ........................                          32.55%              (15.05%)               8.36%               13.69%
                                                       =============        =============        =============        =============
Net assets at end of year (000's) ...                  $   1,041,467        $     683,751        $     672,016        $     448,269
                                                       =============        =============        =============        =============
Ratio of net expenses to
   average net assets ...............                           1.09%                1.07%                1.13%                1.14%
Ratio of gross expense to
   average net assets ...............                           1.09%                1.07%                1.13%                1.14%
Ratio of net investment income (loss)
   To average net assets ............                          (0.49%)              (0.53%)              (0.21%)               0.26%
Portfolio turnover rate .............                             12%                   4%                  11%                  15%
------------------------------------------------------------------------------------------------------------------------------------

THE WESTPORT FUNDS

Westport Fund
Westport Select Cap Fund


Investment Adviser
Westport Advisers, LLC


Administrator
Integrated Fund Services, Inc.


Distributor
IFS Fund Distributors, Inc.


Counsel
Dechert LLP


Independent Accountants
______________________________

Transfer Agent and Dividend Disbursing Agent
Integrated Fund Services, Inc.


Custodian
U.S. Bank

Where to Get Additional Information

If you would like additional information about The Westport Funds, the following documents are available to you without any charge, upon request:

o ANNUAL/SEMI-ANNUAL REPORTS -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

o STATEMENT OF ADDITIONAL INFORMATION -- Additional information about the Funds' structure and operations can be found in the Statement of Additional Information. The information presented in the Statement of Additional Information is incorporated by reference into the prospectus and is legally considered to be part of this prospectus.

To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

By Telephone    1-888-593-7878

By Mail         The Westport Funds
                P.O. Box 5354
                Cincinnati, Ohio 45201-5354

By Internet     http://www.westportfunds.com

Reports and other information about the Funds (including the Funds' Statement of Additional Information) may also be obtained from the Securities and Exchange
Commission:

o By going to the Commission's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

o By accessing the EDGAR Database on the Commission's Internet site at http://www.sec.gov where you can view, download and print the information.

o By electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 where, upon payment of a duplicating fee, copies of the information will be sent to you.

Investment Company Act File No. 811-08359.

                                 W E S T P O R T

                                   INVESTMENTS

                       Statement of Additional Information


                               The Westport Funds

                                  Westport Fund
                            Westport Select Cap Fund



                                   May 1, 2005



                              253 Riverside Avenue
                           Westport, Connecticut 06880
                                 1-888-593-7878


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Westport Funds dated May 1, 2005 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling The Westport Funds at the address and telephone number given above. This Statement of Additional Information is incorporated by reference in its entirety in the Prospectus. The financial statements and notes contained in the annual report are incorporated by reference into this Statement of Additional Information. Copies of the Prospectus, Statement of Additional Information and any annual and semi-annual reports may be obtained without charge by writing the address or calling the phone number shown above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECURITIES, INVESTMENT STRATEGIES AND RELATED RISKS............................1

   Equity Securities...........................................................1
   U.S. Government Securities..................................................1
   American Depositary Receipts ("ADRs").......................................1
   Foreign Securities..........................................................2
   Securities of Other Investment Companies....................................2
   Convertible Securities......................................................2
   Lower-Grade Securities......................................................3
   Rights and Warrants.........................................................3
   When-Issued Securities......................................................3
   Repurchase Agreements.......................................................3
   Illiquid and Restricted Securities..........................................4
   Loans of Portfolio Securities...............................................4

HEDGING .......................................................................5

   Stock Index Futures.........................................................5
   Writing Call Options........................................................5
   Writing Put Options.........................................................6
   Purchasing Puts and Calls...................................................6
   Regulatory Aspects of Hedging Instruments...................................7
   Additional Information About Hedging........................................8
   Special Risk Factors in Hedging.............................................8

FUND POLICIES..................................................................9

   Fundamental Policies.......................................................10
   Fundamental Restrictions...................................................10
   Temporary Defensive Positions..............................................11

MANAGEMENT OF THE FUNDS.......................................................12

   Committees of the Board of Trustees........................................13
   Fund Ownership of the Trustees.............................................14
   Compensation of Trustees and Certain Officers..............................14
   Personal Trading...........................................................15
   Proxy Voting Policies and Procedures.......................................15
   Quarterly Portfolio Holdings Disclosure....................................16

INVESTMENT ADVISORY AND OTHER SERVICES........................................16

   The Investment Adviser.....................................................16
   The Administrator..........................................................18
   The Accounting Services Agent..............................................19
   The Distributor............................................................19
   Custodian..................................................................19
   Transfer and Dividend Disbursing Agent.....................................19

DETERMINATION OF NET ASSET VALUE..............................................19

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTION OF SHARES...............21

   Cut-Off Time for Purchase and Redemption Orders............................21
   Purchases In-Kind..........................................................21
   Redemptions In-Kind........................................................21

PORTFOLIO TURNOVER............................................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................22

ORGANIZATION OF THE TRUST AND A DESCRIPTION OF THE SHARES.....................22

TAXATION......................................................................24

   Taxation of the Funds......................................................24
   Distributions..............................................................25
   Sale of Shares.............................................................26
   Original Issue Discount Securities.........................................26
   Market Discount Bonds......................................................26
   Options and Hedging Transactions...........................................26
   Currency Fluctuations - "Section 988" Gains or Losses......................27
   Foreign Withholding Taxes..................................................28
   Backup Withholding.........................................................28
   Foreign Shareholders.......................................................28
   Other Taxation.............................................................29



COUNSEL AND INDEPENDENT ACCOUNTANTS...........................................31

FINANCIAL STATEMENTS..........................................................31

APPENDIX A....................................................................33

                       STATEMENT OF ADDITIONAL INFORMATION

      The Westport Funds (the "Trust") is a no-load, open-end, management investment company organized as a Delaware statutory trust on September 17, 1997, and is composed of two diversified series: the Westport Fund and the Westport Select Cap Fund (each a "Fund" and, collectively, the "Funds"). The name of the Westport Select Cap Fund was changed from "Westport Small Cap Fund" to "Westport Select Cap Fund" effective May 1, 2002.

      Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. No investment in the shares of the Funds should be made without first reading the Prospectus.

               SECURITIES, INVESTMENT STRATEGIES AND RELATED RISKS

      The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.

      Although each Fund will primarily invest in equity securities, subject to the investment policies and restrictions as described in the Prospectus and in this Statement of Additional Information, each Fund may invest in any of the following securities or pursue any of the following investment strategies.

Equity Securities

      Equity securities include common and preferred stock, convertible securities, and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives a Fund the right to vote on measures affecting the company's organization and operations, neither Fund intends to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

      The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

U.S. Government Securities

      U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment. The Funds will invest in the securities of such agencies or instrumentalities only when Westport Advisers, LLC, the Funds' investment adviser (the "Adviser"), is satisfied that the credit risk with respect to such instrumentality is minimal.

American Depository Receipts ("ADRs")

      A Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility.

      "Unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Foreign Securities

      The Funds may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If a Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission ("SEC").

      Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Securities of Other Investment Companies

      A Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company's expenses, such as investment advisory and distribution fees and operating expenses.

Convertible Securities

      The Funds may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company's stock, but to a lesser degree than if it had invested in that company's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

Lower-Grade Securities

      Each Fund may invest up to 10% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc. ("S&P"), or less than "Baa" by Moody's Investors Service, Inc. ("Moody's"), or have a comparable rating from another rating organization. If unrated, the security is determined by the Adviser to be of comparable quality to securities rated less than investment grade.

      High yield, lower-grade securities, whether rated or unrated, have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and, therefore, they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For more information about the rating systems of Moody's and S&P, see Appendix A to this SAI.

Rights and Warrants

      Warrants are basically options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment therein).

      Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

When-Issued Securities

      The Funds may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. The Funds will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

Repurchase Agreements

      The Funds may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to a Fund's limitations on investments in illiquid and restricted securities.

Illiquid and Restricted Securities

      As a non-fundamental investment policy, a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

      Over-the-counter options, repurchase agreements not entitling the holder to payment of principal in seven days, and certain "restricted securities" may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or another exemption from registration under such Act, the Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.

      To enable the Funds to sell restricted securities not registered under the Securities Act of 1933, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

Loans of Portfolio Securities

      To attempt to increase its total return, a Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees subject to the restrictions stated in the Prospectus and this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit, or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended, and must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. There are some risks in connection with securities lending. For example, a Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities. The Funds might experience a loss if the financial institution defaults on the loan.

      Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

                                     HEDGING

      As described below, a Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes. The hedging instruments the Funds may use and the limits on their use are described below. In the future, a Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund's investment objectives, and are legally permissible. There can be no assurance that the Fund will use hedging instruments to hedge any particular position or risk, nor can there be any assurance that a hedging instrument, if employed, will be successful.

      A Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund's exposure to the securities market.

      Additional information about the hedging instruments that a Fund may use is provided below.

Stock Index Futures

      A Fund may invest in Stock Index Futures only if they relate to broadly based stock indices. A stock index is considered to be broadly based if it includes stocks that are not limited to issues in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

      Stock Index Futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Writing Call Options

      A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for federal income tax purposes, as are premiums on lapsed calls, and when distributed by a Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      A Fund may also write calls on futures without owning a futures contract of deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. Each Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. In no circumstances would an exercise notice as to a future put a Fund in a short futures position.

Writing Put Options

      A put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

      The Trustees have adopted a non-fundamental policy that each Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, each Fund may only purchase call options and put options with a value of up to 5% of its net assets.

Purchasing Puts and Calls

      A Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

      When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a "protective put") enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When a Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      Each Fund's options activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause that Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within each Fund's control, holding a put might cause a Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Regulatory Aspects of Hedging Instruments

      The Funds are required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, each Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this rule, neither Fund is limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of each Fund's net asset value for other than bona fide hedging strategies employed by each Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.

      Transactions in options by the Funds are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Funds (or an adviser that is an affiliate of the Funds' adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the 1940 Act, when a Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or account with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Additional Information About Hedging

      The Funds' Custodian or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds' entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities) the marked-to-market value of any OTC option held by it. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Special Risk Factors in Hedging

      Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. In addition, futures contracts sales involve the risk of theoretically unlimited loss.

      Options trading involve the payment of premiums and have special tax effects on a Fund. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on an investment that has increased in value, such Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

      In addition to the risks with respect to options discussed above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of a Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, a Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historic volatility of the prices of the equity securities being hedged is more than the historic volatility of the applicable index. It is also possible that if a Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in such Fund's portfolio may decline. If that occurred, such Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If a Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such futures, on securities, or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

                                  FUND POLICIES

      Each Fund has an investment objective, fundamental policies, and fundamental restrictions that cannot be changed without the vote of a "majority" of a Fund's outstanding voting securities. Under the 1940 Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

Fundamental Policies

Concentration

      As a fundamental investment policy, each Fund may not purchase a security (other than U.S. Government Securities, as such term is defined below) if, as a result, more than 25% of its net assets would be invested in a particular industry.

Diversification

      As a fundamental investment policy, each Fund may not purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

Borrowing

      As a fundamental investment policy, each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 10% of the Fund's total assets. A Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

      Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the earnings on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might need to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Cash

      Each Fund may hold a certain portion of its assets in cash or in investment grade cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a P-1 rating from Moody's or an A-1+ rating from S&P, (iii) commercial paper rated P-1 by Moody's or A-1 by S&P, (iv) repurchase agreements covering any of the securities in which a Fund may invest directly, and (v) money market mutual funds.

Fundamental Restrictions

      The following investment restrictions are fundamental policies that each Fund must follow. Each Fund may not:

1. invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but each Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

2. invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry;

3. with respect to 75% of its assets, invest more than 5% of the market value of its total assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

4. with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer (other than obligations of the U.S. Government);

5. invest in real estate or real estate limited partnerships (direct participation programs); however, each Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

6. make short sales whereby the dollar amount of short sales at any one time would exceed 5% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply;

7. purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin;

8. underwrite securities of other companies except in so far as either Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security;

9. invest in interests in oil, gas or other mineral exploration or development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

10. borrow money, or pledge, mortgage or hypothecate its assets, except that the Funds may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests, which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and, borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of a Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of the borrowing. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

11. issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

12. make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with the Funds' investment policies;

13. invest for the purpose of exercising control or management of another company;

14. acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

Temporary Defensive Positions


      Either of the Funds may at times, for defensive purposes, temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities, including Eurodollar obligations, and obligations of banks when, in the judgment of the Funds' Adviser, such investments are appropriate in light of economic or market conditions. When and to the extent a Fund assumes a temporary defensive position, it will not pursue, and may not achieve, its investment objective.

                             MANAGEMENT OF THE FUNDS

      The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its investment adviser, administrator, custodian and transfer agent. The management of each Fund's day-to-day operations is delegated to its officers, the Adviser and the Funds' administrator, subject always to the investment objective and policies of the Funds and to general supervision of the Board of Trustees.

      Listed in the chart below is basic information regarding the Trustees and officers of the Trust.


                               Current Position                                     Number of Funds in
                             with the Trust, Term                                      Fund Complex          Other
                               of Office* and        Principal Occupation(s)           Overseen by       Directorships
 Name, Address and Age      Length of Time Served    During the Past 5 Years             Trustee        Held by Trustee
========================================================================================================================
DISINTERESTED TRUSTEES:
  Raymond J. Armstrong          Trustee              Retired                                   2              none
  253 Riverside Avenue          November 14,
  Westport, CT 06880            1997 - present
  Age 79

  Stephen E. Milman             Trustee              Retired                                   2              none
  253 Riverside Avenue          November 14,
  Westport, CT 06880            1997 - present
  Age 67

  D. Bruce Smith, II            Trustee since        Retired                                   2              none
  253 Riverside Avenue          November 14,
  Westport, CT 06880            1997 - present
  Age 67

INTERESTED TRUSTEES:**
  Edmund H. Nicklin, Jr.**      Trustee, November    Managing Director, Westport               2
  253 Riverside Avenue          14, 1997 -           Advisers, LLC; Executive
  Westport, CT 06880            present, and         Vice President, Westport
  Age 58                        President            Asset Management, Inc.
                                September 18, 1997
                                - present

OFFICERS OF THE TRUST:
  Andrew J. Knuth              Executive Vice        Managing Director, Westport              N/A              N/A
  253 Riverside Avenue         President September   Advisers, LLC; Chairman,
  Westport, CT 06880           18, 1997 - present    Westport Asset Management,
  Age 66                                             Inc.

  Ronald H. Oliver             Executive Vice        Managing Director, Westport              N/A              N/A
  253 Riverside Avenue         President and         Advisers, LLC; President,
  Westport, CT 06880           Secretary             Westport Asset Management,
  Age 76                       September 18, 1997    Inc.; Treasurer of the
                               - present             Trust  (December 1997 -
                                                     March 2002); Trustee of the
                                                     Trust (December 1997 -
                                                     August 2004)

                               Current Position                                     Number of Funds in
                             with the Trust, Term                                      Fund Complex          Other
                               of Office* and        Principal Occupation(s)           Overseen by       Directorships
 Name, Address and Age      Length of Time Served    During the Past 5 Years             Trustee        Held by Trustee
========================================================================================================================
  Terry A. Wettergreen         Vice President,       Vice President Operations,             N/A               N/A
  253 Riverside Avenue         October 7, 1999 -     Westport Advisers, LLC
  Westport, CT 06880           present, and
  Age 55                       Treasurer, March 8,
                               2002 - present

  Russell M. Lynch             Vice President        Vice President Marketing,              N/A               N/A
  253 Riverside Avenue         October 7, 1999 -     Westport Advisers, LLC;
  Westport, CT 06880           present               (1998 - Present);
  Age 55

  Joseph G. Melcher            Chief Compliance      Senior Compliance Officer,             N/A               N/A
  253 Riverside Avenue         Officer September     IFS Financial Services,
  Westport, CT 06880           24, 2004 - present    Inc. (2003 - present);
  Age 31                                             Compliance Manager, CUNA
                                                     Mutual Group (2000 - 20003).


----------
* Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

** All Interested Trustees are such because of their interest in the investment adviser, as defined in the 1940 Act.

Committees of the Board of Trustees


      The Board of Trustees has three standing committees, an Audit Committee, a Valuation Committee, and a Nominating Committee. The Audit Committee is comprised of all the Disinterested Trustees of the Trust, and its principal functions are to recommend to the Board of Trustees the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. In the fiscal year ended December 31, 2004, the Audit Committee met three times.

      Membership of the five-member Valuation Committee includes each of the Disinterested Trustees, plus two representatives of the Funds' investment adviser (currently Messrs. Edmund H. Nicklin, Jr. and Andrew J. Knuth). The principal function of the Valuation Committee is to meet on an as-needed basis to value any securities or other assets for which prices or valuations are not readily determinable by the pricing agent, or in certain other circumstances, pursuant to the valuation procedures adopted and approved annually by the Board of Trustees. The Valuation Committee reports any action taken by the Committee to the Board of Trustees at the Board's regular meetings and periodically reviews the valuation procedures in light of its experience in administering them, evolving industry practices, and any developments in applicable laws or regulations. The Valuation Committee did not meet in the fiscal year ended December 31, 2004.

         The Nominating Committee is comprised of all the Disinterested Trustees of the Trust, and its principal function is to recommend to the Board of Trustees candidates for election to the Board of Trustees as Disinterested Trustees. In considering such nominees, the Nominating Committee evaluates a candidate's qualifications for membership on the Board of Trustees and the candidate's independence from the Trust's investment adviser and other principal service providers as well as other relationships that might impair independence. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee did not meet in the fiscal year ended December 31, 2004.


Fund Ownership of the Trustees


      For the fiscal year ended December 31, 2004, the dollar range of equity securities owned by each Trustee in the Funds and the Trust is as follows:


                                                           Dollar Range of        Aggregate Dollar Range of Equity
                                    Dollar Range of      Equity Securities in    Securities in All Funds Overseen by
                                 Equity Securities in    the Westport Select       Trustee in Family of Investment
Name of Trustee                    the Westport Fund           Cap Fund                       Companies
======================================================================================================================
DISINTERESTED TRUSTEES
   Raymond J. Armstrong                 None              $10,001-$50,000                $10,001-$50,000
   Stephen E. Milman                Over $100,000          Over $100,000                  Over $100,000
   D. Bruce Smith, II                   None               Over $100,000                  Over $100,000
INTERESTED TRUSTEES
   Edmund H. Nicklin, Jr.           Over $100,000          Over $100,000                  Over $100,000



      As of April 1, 2005, the Trustees and officers as a group beneficially or of record owned _____% of the outstanding Class R shares of the Westport Fund and _____% of the outstanding Class I shares of the Westport Fund. As of April 1, 2005, the Trustees and officers as a group beneficially or of record owned less than 1% of the outstanding Class R shares of the Westport Select Cap Fund and less than 1% of the outstanding Class I shares of the Westport Select Cap Fund.


Compensation of Trustees and Certain Officers


      The following table sets forth information regarding compensation of the Trustees and certain officers by the Trust, for the fiscal year ended December 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. The annual retainer paid to Disinterested Trustees is $7,000. A fee of $1,000 is paid to Disinterested Trustees per meeting attended on a single day and is designed to reimburse the Disinterested Trustees for the expenses associated with attendance at Board of Trustee meetings. The Trust does not pay any pension or retirement benefits.

                               COMPENSATION TABLE
                       Fiscal Year Ended December 31, 2004


                                                          Aggregate Compensation
Name of Person, Position                                      from Registrant
================================================================================

Raymond J. Armstrong*, Trustee                                    $11,000
Stephen E. Milman*, Trustee                                       $11,000
Edmund H. Nicklin, Jr.**, Trustee and President                     $0
D. Bruce Smith, II*, Trustee $11,000


----------
*     Member of the Audit Committee.
** "Interested person," as defined in the 1940 Act, of the Trust because of their affiliation with Westport Advisers, LLC, the Funds' investment adviser.

Personal Trading


      The Trust and the Adviser have both adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and its affiliates. The code of ethics, which was adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, describes the fiduciary duties owed to shareholders of the Funds and to other Westport advisory accounts by all trustees, directors, officers, members and employees of the Trust, the Adviser and Westport Asset Management, Inc.; establishes procedures for personal investing; and restricts certain transactions. For example, personal investment transactions in most securities, including initial public offerings and limited offerings, must receive prior written approval and, in most cases, may not be effected on the same day that one of the Funds or another Westport advisory client is trading that security. In addition, the code of ethics prohibits "late trading" in shares of mutual funds advised or sub-advised by the Adviser and its affiliates, including a prohibition on the facilitating of late trading by third parties. The code of ethics also restricts short-term trading in shares of the Funds by prohibiting the retention of profits realized on the sale of Fund shares held fewer than 90 days. The Distributor has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.


Proxy Voting Policies and Procedures

General Policy

      The Adviser has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board and the Proxy Policy has been approved by the Trust's Proxy Committee as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Funds and the Adviser's interests will be resolved in the Funds' favor pursuant to the Proxy Policy.

      The Proxy Policy sets forth the Adviser's voting guidelines. The guidelines indicate the Adviser's willingness to vote with management on matters of a routine administrative nature. Regarding special interest proposals, the Adviser is generally opposed to such proposals if they involve an economic cost to the company or restrict management's freedom to operate in the best interests of its shareholders. Accordingly, the Adviser will generally vote with management on special interest proposals. The Adviser carefully considers all matters which may have a potential major impact on the company, and it will generally vote against management on proposals that have the potential for a major adverse economic impact on the long-term value of the company's shares. Examples of issues which may have a major impact on the company include: (1) executive compensation plans, (2) defensive strategies such as staggered boards and "poison pills," (3) business combinations or restructurings, and (4) increases or decreases in common or preferred stock outstanding. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

The Proxy Voting Process

      As authorized by the Proxy Policies, the Trust's Proxy Committee has directed the Adviser to retain Institutional Shareholder Services ("ISS") to review proxies received by the Funds and recommend how to vote them. ISS is an independent adviser that specializes in providing proxy-related services. The retention of ISS as the Funds' proxy voting service provider is intended to avoid the potential for conflicts of interest between the economic interests of the Adviser and the Funds. ISS has established voting guidelines which are generally consistent with the Adviser's view with respect to many types of proxy proposals. Absent a determination to override ISS's recommendation by the Adviser (discussed below), ISS will automatically vote all client proxies in accordance with its guidelines and recommendations. The Adviser has also retained ISS for its turn-key voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring all proxies are submitted in a timely manner and appropriate records are kept.

      With the exception of certain small positions (representing less than one percent (1%) of the fair market value of any Fund and where the fair market value of the portfolio holding is less than one million dollars ($1,000,000)), the Adviser will review ISS's specific recommendations with respect to portfolio securities as part of its fiduciary duty to ensure that proxies are voted in a manner consistent with the best interests of its clients. In the event that a portfolio manager, analyst or member of the Trust's Proxy Committee disagrees with ISS's recommendation on how to vote a client proxy, a request shall be submitted to the Proxy Manager who will then complete a proxy override request form. In completing the override form, the Proxy Manager shall seek to identify all actual or potential conflicts of interest between the interests of the Registrant (or any entity controlling, controlled by or under common control with the Registrant) and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy. The override form must be approved by the Funds' Compliance Officer for it to be implemented.

How to Obtain More Information


      Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year (i) on the Funds' website at http://www.westportfunds.com; (ii)without charge, upon request, by calling the Trust at 1-888-593-7878 or (iii) on the SEC's website at http://www.sec.gov. Investors may obtain a copy of the proxy voting policies and procedures without charge by writing to the Trust at 253 Riverside Avenue, Westport, CT 06880 or by calling the Trust at 1-888-593-7878.


Quarterly Portfolio Holdings Disclosure


Within 30 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of the preceding quarter. No later than 60 days following the end of each calendar quarter, each Fund will make available a complete certified schedule of its portfolio holdings as of the last day of the preceding quarter. You may view each Fund's most recently released uncertified quarterly schedule of portfolio holdings online at the Fund's website at http://www.westportfunds.com or request a hard copy of the certified or uncertified schedules at no charge by calling (888) 593-7878

Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently than quarterly or in advance of the website posting or its filing with the SEC on the EDGAR filing system to analysts, rating agencies, pricing services, proxy voting services or others under the condition that the provision of such information is subject to a contractual duty of confidentiality, whether in the form of a stand alone confidentiality agreement or in the form of a provision in a broader contract. The Funds' service providers may not provide non-public information regarding a Fund, including portfolio holdings information, to any party prior to its being posted on the Funds' website or filed with the SEC through the EDGAR filing system without the specific prior written consent of the Adviser, which consent must identify the party to receive such information, the frequency of such disclosures and the business purpose therefor.

ISS, the Funds' proxy voting service, receives portfolio holdings information in advance of its posting on the website. ISS receives an uncertified complete listing of each Fund's portfolio holdings on a weekly basis to facilitate the proxy voting services it provides, as described above. The contract with ISS requires ISS to keep such information confidential and to prohibit employees from trading on such information. The Adviser and its affiliate Westport Asset Management, Inc., have daily real time access to the Funds' portfolio holdings information, subject to their fiduciary duties, and trading restrictions imposed by the code of ethics, insider trading policies and procedures and trade allocation and other applicable policies and procedures adopted by the Adviser and Westport Asset Management, Inc. governing all personal trading by employees and trading for all client accounts. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures.

In order to assess whether there are any conflicts between the interests of the Funds' shareholders and the interests of the Adviser or its affiliate, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the Adviser since the last regular meeting of the Board of Trustees. The Trustees reserve the right to amend the Trust's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust's chief compliance officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust's policies and procedures regarding the dissemination of portfolio holdings information.

      Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Forms N-CSR and Forms N-Q will be available on the SEC website at www.sec.gov.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser


      Westport Advisers, LLC, 253 Riverside Avenue, Westport, Connecticut 06880, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Subject to the general supervision of the Board of Trustees of the Trust, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes day-to-day investment decisions for each Fund, and manages each Fund's investments in accordance with the stated policies of each Fund. The Adviser also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution. The Adviser provides persons satisfactory to the Trustees of the Trust to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser. Under the Advisory Agreement, the Westport Fund and Westport Select Cap Fund each pay the Adviser a monthly management fee in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund. Such fees are higher than those incurred by most other investment companies.


      In addition to the payments to the Adviser under the Advisory Agreement described above, each Fund pays certain other costs of its operations including
(a) custody, transfer and dividend disbursing expenses, (b) shareholder servicing fees for the Class R shares, (c) fees of Trustees who are not affiliated with the Adviser, (d) legal and auditing expenses, (e) clerical, accounting and other office costs, (f) costs of printing the Funds' prospectuses and shareholder reports, (g) costs of maintaining the Trust's existence, (h) interest charges, taxes, brokerage fees and commissions, (i) costs of stationery and supplies, (j) expenses and fees related to registration and filing with the SEC and with state regulatory authorities, and (k) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.

      The Adviser is controlled by its two managing members, Edmund H. Nicklin, Jr. and Westport Asset Management, Inc. Mr. Nicklin, a portfolio manager for both the Adviser and Westport Asset Management, Inc., is also President of the Trust and a member of its Board of Trustees. As portfolio manager for the Adviser, Mr. Nicklin makes investment decisions for the Funds and is the portfolio manager of the Westport Fund and co-portfolio manager of the Westport Select Cap Fund. Westport Asset Management, Inc. is a registered investment adviser that provides investment services to companies, pension plans, endowments, foundations, and individuals.


      Westport Asset Management, Inc. is owned by Andrew J. Knuth and the Ronald
H. Oliver Irrevocable Trust, Michael Carbino, Trustee, although Mr. Knuth has a controlling interest. Mr. Knuth, who is an Executive Vice President of the Trust, is also the Chairman and a principal of Westport Asset Management, Inc. and a co-portfolio manager of the Westport Select Cap Fund. Mr. Oliver serves as Executive Vice President and Secretary of the Trust. Mr. Oliver is the President and a principal of Westport Asset Management, Inc. Mr. Nicklin is the Executive Vice President of Westport Asset Management, Inc.

      The Westport Fund and Westport Select Cap Fund (both Class R and Class I shares) each pay the Adviser a management fee monthly in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund. Pursuant to a written contract between the Adviser and the Funds, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annual fund operating expenses for each class exceed 1.50% of each Fund's average daily net assets attributable to that class of shares. The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2005. The same contractual expense limitations were in effect during the fiscal years ended December 31, 2004, 2003 and 2002. In addition to these contractual limitations, the Adviser may voluntarily waive its fees or reimburse expenses, as it may determine, from time to time. Such voluntary waivers or reimbursements may be discontinued at any time without notice.

      The Board last approved the continuation of the Advisory Agreement on August 13, 2004. In considering whether to approve the continuation of the Advisory Agreement between the Funds and the Adviser, the Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Trustees who are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act, to make the determination that continuance of the Advisory Agreement was in the best interest of each Fund and its shareholders. Although investment performance was a factor in determining that the Advisory Agreement should be continued, the Board also considered other factors, as discussed below, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser. Based upon its review of the information requested and provided, and following extensive discussions concerning the same, the Board determined that continuing the Advisory Agreement was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the Advisory Agreement for an additional annual period on the basis of the foregoing review and discussion.

      In considering the Advisory Agreement, the Board considered and evaluated information regarding (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Funds and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (d) the extent to which economies of scale would be realized as the Funds grow; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors, as well as other relevant considerations. Each of these factors is further explained below.

      The Board evaluated the terms of the Advisory Agreement, including the services provided to the Funds and found that the terms were generally comparable to the terms of advisory arrangements within the industry and within the Funds' peer groups. The Board reviewed the nature, extent and quality of the Adviser's services to the Funds (e.g., portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, etc.). The Board found that the Adviser's services are extensive in nature and that the Adviser has historically provided high-quality services in its management of the Funds and is committed to the successful operation of the Funds. Based upon the information provided to the Board, the Board expected that the Adviser would continue to provide high-quality services to the Funds.

      While each Fund underperformed its benchmark market index and comparable funds in 2003, the Board noted that the Westport Select Cap Fund outperformed its current benchmark index in 5 out of 6 years and the Westport Fund outperformed in 4 out of 6 years since the inception of the Funds. The Board concluded that the Adviser had not changed its investment strategy or its implementation thereof. The Board also noted that the Adviser had agreed to keep the expense limitation agreement in place for the coming year so that the overall expense ratio of each class of each Fund would not exceed 1.50%.

      In evaluating each Fund's fees, the Board reviewed information comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds. The advisory fee was also compared to the fees charged to separate account clients of Westport Asset Management, Inc., an affiliate of the Adviser, for similar investment advisory services. Among other things, the Board evaluated the fairness and reasonableness of the investment advisory fee payable to the Adviser under the Advisory Agreement, as applicable, in light of the investment advisory services provided and the amount of the fees paid compared to fees paid by other investment companies and the expected nature, quality and extent of the investment advisory services to be provided by the Adviser. The Board noted that the Advisory Agreement did not increase investment advisory fees payable by either Fund or overall operating expenses of either Fund over historical fee and expense levels. The Board further noted that the advisory fees paid by the Funds were the same as the advisory fees charged to separate account clients of the Adviser's affiliate for similar services. Based on its evaluation, the Board concluded that each Fund's advisory fee was fair and reasonable, especially in light of the high quality services provided by the Adviser in their management of each of the Funds and each Fund's historic performance, including the success of the Funds in achieving stated investment objectives.

      The Board considered the Adviser's overall profitability and costs of the Adviser and whether the amount of profit is a fair entrepreneurial profit for the management of each Fund. The Trustees concluded that the Adviser's profitability was at an acceptable level, particularly in light of the high quality of the services being provided to the Funds.

      The Board considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. Economies of scale may develop for certain funds as their assets increase and their Fund-level expenses decline as a percentage of assets. The Board concluded that the Adviser has experienced economies of scale and that the Funds have benefited from such economies of scale in that each benefits for a waiver or cap of a portion of their advisory fee.

      The Board also considered current economic and industry trends and the historical relationship between each of the Funds and the Adviser as well as compliance culture and ethics and corresponding costs to the Trust, (e.g., chief compliance officer salary). The Board determined that compliance obligations do raise the Trust's expenses, but that this is a necessary expense. The Board found that the Adviser was fully supportive of a compliance culture that seeks to ensure that the Trust and its affililiates comply with all applicable laws and regulations.

      The Board concluded that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable and consistent with services rendered by and fees paid to other advisers of comparable funds. The Board also found that the Adviser's profitability was justified given the Funds' positive performance record over time.

      During the fiscal years ended December 31, 2004, 2003 and 2002, the Westport Fund paid the Adviser $_____, $201,314, and $186,987, respectively, and the Westport Select Cap Fund paid the Adviser $___________, $11,997,362, and $10,278,565, respectively. In order to voluntarily reduce operating expenses during the fiscal years ended December 31, 2004, 2003 and 2002, and pursuant to the arrangements noted above, the Adviser waived investment advisory fees and reimbursed expenses of the Westport Fund in the aggregate amounts of $_________, $125,108, and $67,389, respectively.

      The Adviser may, from time to time, make payments to financial intermediaries for distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class R and Class I shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund "supermarket" account). These payments are made out of the Adviser's own resources without additional cost to the Funds or their shareholders.


Portfolio Managers Compensation

      The Adviser is organized as a Connecticut Limited Liability Company, owned by its Members, Edmund H. Nicklin, Jr. and Westport Asset Management, Inc., which is controlled by Andrew J. Knuth. The Adviser incurs normal expenses in the course of doing business, including, but not limited to, employee salaries and benefits, sales and marketing related expenses, rent, professional fees, insurance, technology, research, etc. Residual profits of the Adviser are distributed to its owners. Since the Funds' portfolio managers are the owners of the Adviser, residual profits are their compensation for portfolio management services.

Portfolio Manager Holdings

      Portfolio managers are encouraged to own shares of the Funds they manage. The following table indicates for each Fund the dollar range of shares beneficially owned by each of the Fund's portfolio manager as of December 31, 2004. This table includes shares beneficially owned by such portfolio managers through the Adviser's profit sharing plan.

------------------------------------------------------------------------------------------------------------------------
                                                               Dollar Range of Shares in the Fund
------------------------------------------------------------------------------------------------------------------------
          Fund             Portfolio Manager    $1 -    $10,001 -   $50,001 -    $100,001 -    $500,001 -       Over
                                               $10,000  $50,000     $100,000     $500,000      $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------------------
Westport Fund             Edmund H. Nicklin, Jr.                                                                  X
------------------------------------------------------------------------------------------------------------------------
Westport Select Cap Fund  Andrew J. Knuth                                           X
------------------------------------------------------------------------------------------------------------------------
Westport Select Cap Fund  Edmund H. Nicklin, Jr.                                    X

------------------------------------------------------------------------------------------------------------------------

Other Portfolio Manager Information

      Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Fund which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures (e.g. trade allocation) to address potential conflicts.

      The following tables indicate the number of accounts and asset under management (in millions) for each type of account as of December 31, 2004.

Edmund H. Nicklin, Jr.- portfolio manager, Westport Fund, co-portfolio manager, Westport Select Cap Fund

-------------------------------------------------------------------------------------------------------------
                                       Number of Accounts                   Assets Under Management
-------------------------------------------------------------------------------------------------------------
         Account Type              Total         Subject to a            Total             Subject to a
                                                Performance Fee                           Performance Fee
-------------------------------------------------------------------------------------------------------------
Registered Investment                2                 1            [$747.5 million]      [$40.6 million]
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment              0               none                 none                 none
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts                       35                9           [$1,525.8 million]    [$420.8 million]
-------------------------------------------------------------------------------------------------------------

Andrew J. Knuth, co-portfolio manager, Westport Select Cap Fund

-------------------------------------------------------------------------------------------------------------
                                       Number of Accounts                   Assets Under Management
-------------------------------------------------------------------------------------------------------------
         Account Type              Total         Subject to a            Total             Subject to a
                                                Performance Fee                           Performance Fee
-------------------------------------------------------------------------------------------------------------
Registered Investment                2                 1            [$747.5 million]      [$40.6 million]
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment              1                 1            [$49.5 million]       [$49.5 million]
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts                       32                9           [$1,521.2 million]    [$420.8 million]
-------------------------------------------------------------------------------------------------------------


The Administrator


      On behalf of the Funds, the Trust has entered into an Administration Agreement with Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Administrator"). As provided in the Administration Agreement, the Administrator is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and for certain special functions, and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. The Administrator receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $50 million; 0.08% on the next $50 million of such net assets; 0.06% of the next $50 million of such net assets; and 0.03% on such net assets in excess of $150 million, subject to a minimum monthly fee of $1,000. For the fiscal years ended December 31, 2004, 2003 and 2002, the Westport Fund paid the Administrator $_________, $22,655, and $20,820, respectively, and the Westport Select Cap Fund paid the Administrator $_________, $432,788, and $382,280, respectively.


The Accounting Services Agent


      On behalf of the Funds, the Trust has entered into an Accounting Services Agreement with Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Accounting Services Agent"). As provided in the Accounting Service Agreement, the Accounting Services Agent is responsible for calculating the daily net asset value of the Funds in accordance with the Trust's current prospectus and statement of additional information. The Accounting Services Agent also keeps the general ledger for each Fund and records all income, expenses, capital share activity and security transactions. For these services, the Accounting Services Agent receives from each Fund a monthly fee at the annual rate of $2,000 if the Fund's average monthly net assets are less than $50 million; $2,500 if such assets are between $50 and $100 million; $3,000 if such assets are between $100 and $200 million; $4,000 if such assets are between $200 and $300 million, $5,000 if such assets are over $300 million (plus an additional fee at the rate of 0.001% per annum of such Fund's average net assets in excess of $300 million); provided, however, that a surcharge of $500 per month is charged to each Fund for each additional class. The Funds also reimburse certain out-of-pocket expenses incurred by the Accounting Services Agent in connection with obtaining valuations of each Fund's portfolio securities. For the fiscal years ended December 31, 2004, 2003 and 2002, the Westport Fund paid the Accounting Services Agent $_______, $30,000, and $30,000, respectively, and the Westport Select Cap Fund paid the Accounting Services Agent $________, $73,200, and $73,133, respectively.


The Distributor

      The Trust has entered into a Distribution Agreement, on behalf of the Funds, with IFS Fund Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Distributor"). The Distributor is an affiliate of Integrated Fund Services, Inc. by reason of common ownership. Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor receives no compensation for its services under the Distribution Agreement. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.

Custodian

      U.S. Bank ("Bank"), which has its principal business address at 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, has been retained to act as Custodian of the Funds' investments. Bank has no part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios.

Transfer and Dividend Disbursing Agent

      Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, has been retained to serve as the Funds' transfer agent and dividend disbursing agent.

                        DETERMINATION OF NET ASSET VALUE

      Each Fund's net asset value per share is computed as of the scheduled close of trading on the New York Stock Exchange (normally 4:00 p.m.) on each day during which the New York Stock Exchange is open for trading. If the New York Stock Exchange closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The net asset value per share of each Fund is computed by dividing the total current value of the assets of each Fund, less its liabilities, by the total number of shares of such Fund outstanding at the time of such computation.

      The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price.

      Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The procedures require that the Valuation Committee, which is comprised of two of the Adviser's officers and employees and three of the Trustees, as designated from time to time, meet on an as-needed basis to value any securities or other assets for which prices or valuations are not readily determinable by the Funds' pricing agent. The Valuation Committee considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. At each regular meeting of the Board of Trustees, the Valuation Committee presents a written report for the Board's review and approval that discusses the procedures and practices employed in connection with any action taken by the Committee during the prior period. In addition, the Valuation Committee annually reviews all the valuation methodologies used by it and takes any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. A written report of this review is presented annually to the Board of Trustees for its review.

      If a significant valuation event affecting the value of a Fund's securities or other assets traded on an exchange or market has occurred between the time when the exchange or market closed and the time at which the assets are valued on a given day, or one or more markets in which a Fund's securities or other assets trade close or are disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.), or some other market or economic event (e.g., a bankruptcy filing) causes a Fund's securities or other assets to experience a significant change in value, and the Adviser determines in good faith (after considering such factors that it deems relevant in light of the circumstances) that (a) the ordinary method for pricing the affected securities or other assets is unreliable; and (b) the aggregate value of the change in price of the affected securities or other assets exceeds 1/2 of 1% of the net asset value of the Fund (calculated by using the Fund's net asset value and the value assigned to the affected securities or other assets on the immediately preceding valuation date), then the Valuation Committee shall meet as soon as practicable to determine a "fair value" for such affected securities or other assets in accordance with its adopted valuation procedures. In making such determinations, the Valuation Committee shall consider such factors that it deems relevant in light of the circumstances and may (but is not required to) consider any or all of the following factors: (i) the nature and duration of the particular event and the forces influencing the operation of the financial markets; (ii) factors relating to the event that precipitated the problem; (iii) whether the event is likely to recur; and (iv) whether the effects of the event are isolated or whether they affect entire markets, industries, countries or regions.

         ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTION OF SHARES

Cut-Off Time for Purchase and Redemption Orders

      Orders to purchase or redeem shares received by the Funds, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds' Prospectus will be processed at the NAV next calculated after the order is received by the Fund or the financial intermediary. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Funds for processing at that day's NAV. Any order received after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.

Purchases In-Kind

      The Trust may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust's Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund's fundamental investment objectives, policies and restrictions. The securities contributed in an in-kind purchase of Fund shares must be traded on a U.S. public securities market and may not constitute unregistered or restricted securities. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund's NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.

      Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

Redemptions In-Kind

      Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, in a manner consistent with SEC rules, regulations and interpretive positions.

                               PORTFOLIO TURNOVER

      The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year. Each Fund's portfolio turnover rate will vary from year to year depending on market conditions.

      The Funds may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving their investment objectives. Although the Funds cannot accurately predict their portfolio turnover rate, it is not expected to exceed 75% in normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on U.S. securities exchanges are subject to negotiation between the Adviser and the broker.

      In the over-the-counter market, securities are sometimes traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Trades of NASD securities may be made on an agency basis and a commission is added to such trades. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


      In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect, or are parties to, portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of the practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees. For the fiscal years ended December 31, 2004, 2003 and 2002, the Westport Fund paid brokerage commissions of $______, $8,491, and $29,591, respectively, and the Westport Select Cap Fund paid brokerage commissions of $_______, $631,071, and $718,612, respectively.


                          ORGANIZATION OF THE TRUST AND
                           A DESCRIPTION OF THE SHARES

      The Trust was established on September 17, 1997 as a Delaware statutory trust and is authorized to issue an unlimited number of $.001 par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has two series: the Westport Fund and the Westport Select Cap Fund (formerly, Westport Small Cap Fund). Each series has two classes of shares:
Class R shares and Class I shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.


         The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a Class of a Fund's shares as of April 1, 2005.

NAME AND ADDRESS                                              PERCENTAGE OWNERSHIP                   TYPE OF OWNERSHIP

                          Westport Fund Class R Shares

                                                                       %                                   Record

                                                                       %                                   Record

                                                                       %                                   Record

                          Westport Fund Class I Shares

                                                                       %                                   Record

                                                                       %                                 Beneficial

                                                                       %                                 Beneficial

                                                                       %                                 Beneficial

                                                                       %                                   Record

NAME AND ADDRESS                                              PERCENTAGE OWNERSHIP                   TYPE OF OWNERSHIP

                     Westport Select Cap Fund Class R Shares






                     Westport Select Cap Fund Class I Shares












*     Aggregate of multiple accounts.

                                    TAXATION

Taxation of the Funds

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that they distribute to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.

      The Westport Select Cap Fund has $__________ of capital loss carryforwards that will expire December 31, ____ and $__________ of capital loss carryforwards that will expire December 31, ____. The Westport Fund has $_____ of capital loss carryforwards that will expire December 31, ____. These capital loss carryforwards may be used to offset future gains, if any, prior to distributing such gains to shareholders.


      For the year ended December 31, 2004, the Westport Fund reclassified net investment losses of $_______ to paid-in capital on the Statements of Assets and Liabilities. For the year ended December 31, 2004, the Westport Select Cap Fund reclassified net investment losses of $_________ to paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net assets value per share.


Distributions

      Dividends paid out of a Fund's investment company taxable income (including net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Because a portion of a Fund's income may consist of dividends paid by corporations, a portion of the dividends paid by such Fund may be eligible for the corporate dividends-received deduction and the maximum 15% tax rate on qualified dividends, provided that the Fund and shareholders satisfy applicable holding period requirements. It is not expected that any portion of a Fund's distributions that will qualify for these benefits will be significant. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (the excess of net long-term capital gains over net short-term capital losses), regardless of how long the shareholder has held the relevant Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Sale of Shares

      Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Individual taxpayers may generally offset capital losses against capital gains and also against up to $3,000 of ordinary income, with any excess carried over to future years. Corporations may generally offset capital losses against capital gains and the excess may be carried to certain other years.

Original Issue Discount Securities

      Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though such Fund receives no cash interest payments. This income is included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from such Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by that Fund in a written notice to shareholders.

Market Discount Bonds

      Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by such Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless such Fund elects to include the market discount in income as it accrues.

Options and Hedging Transactions

      The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

      Generally, the hedging transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code, which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Currency Fluctuations - "Section 988" Gains or Losses

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund's holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. In many cases, as described more fully under "Options and Hedging Transactions" above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns, as though such Fund constructively sold the security at the time of entering into the short sale. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

      If a Fund invests in stock of certain foreign investment companies, such Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each of such Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a dividend to its shareholders.

      A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund's investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

Foreign Withholding Taxes

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

      A Fund may be required to withhold U.S. federal income tax, currently at the rate of 28% of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income and short-term capital gains will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.

      Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax at a rate of 30% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation -- Backup Withholding," above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of a Fund and the five year period ending on the date of the disposition of those shares, such Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of that Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder, as discussed above, and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations and certain participating debt securities.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.



                       COUNSEL AND INDEPENDENT ACCOUNTANTS

      Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

      ____________________, 1818 Market Street, Suite 2400, Philadelphia,
Pennsylvania 19103, have been appointed as independent accountants for the Funds.

                              FINANCIAL STATEMENTS

      The audited financial statements contained in the annual report to shareholders for the Funds dated December 31, 2004 are incorporated herein by reference. Copies of the Funds' most recent annual or semi-annual report may be obtained without charge upon request by writing to the Westport Funds, 253 Riverside Avenue, Westport, Connecticut 06880 or by calling toll free 1-888-593-7878.

      The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

Moody's Ratings

Long-term ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-term ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issuer rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA --An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB -- An obligation rated 'BB' s less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is independent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicate that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-term issue credit ratings

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                               THE WESTPORT FUNDS

PART C:   OTHER INFORMATION

Item 23.  Exhibits.

      (a)   Declaration of Trust*

      (b)   Bylaws**

      (c) Incorporated by Reference to Agreement and Declaration of Trust and Bylaws

      (d)   Investment Advisory Agreement**

      (e) Underwriting Agreement with CW Fund Distributors, Inc. (now doing business as IFS Fund Distributors, Inc.)***

      (f)   Inapplicable

      (g)   Custodian Agreement**

      (h)   (i) Administration Agreement**

            (ii)  Accounting Services Agreement**

            (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan
                  Agency Agreement**

            (iv)  Shareholder Service Plan**

            (v)   Form of Shareholder Service Agreement**

      (i)   Opinion and Consent of Counsel***

      (j)   Consent of Independent Auditors - to be filed by amendment

      (k)   Inapplicable

      (l)   Investment Representation Letters**

      (m)   Inapplicable

      (n)   Multi-Class Plan**

      (o)   Inapplicable

      (p) (i) Code of Ethics of The Westport Funds and Westport Advisors LLC -- to be filed by amendment

            (ii)  Code of Ethics of IFS Fund Distributors, Inc.****

      (q)   Powers of Attorney**

----------
* Filed with initial registration statement on September 17, 1997 and incorporated herein by reference.
** Filed with Pre-Effective Amendment No. 2 on December 22, 1997 and incorporated herein by reference.
*** Filed with Post-Effective Amendment No. 3 on April 28, 2000 and incorporated herein by reference.
**** Filed with Post-Effective Amendment No. 4 on May 1, 2001 and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

          None.

Item 25.  Indemnification.

      Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers, employees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Westport Advisers, LLC (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

      The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

      The Underwriting Agreement provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser.

      The descriptions of the Adviser under the caption "Management" in the Prospectus in Part A of this Registration Statement are incorporated by reference herein. Mr. Edmund H. Nicklin, Jr., Ronald H. Oliver, and Andrew
      J. Knuth have had no other business connections of a substantial nature during the past two fiscal years.

Item 27.  Principal Underwriters.

      (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies: The Bjurman Funds, The Caldwell & Orkin Funds, Inc., Diamond Hill Funds and The James Advantage Funds.

      (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk (*), the address of the persons named below is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

               *The address is 420 Broadway, Cincinnati, Ohio 45202.

                                       Position                      Position
                                       with                          with
               Name                    Distributor                   Registrant
               ----                    -----------                   ----------


               Jill T. McGruder        Director                      None

               Scott A. Englehart      President                     None

               Terrie A. Wiedenheft    Senior Vice President,        None
                                       Chief Financial Officer
                                       And Treasurer

               Tina H. Bloom           Vice President -              Assistant
                                       Managing Attorney             Secretary

               Roy E. Rogers           Vice President,               None
                                       Client Relations

      (c)   Inapplicable.

Item 28.  Location of Accounts and Records.

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 253 Riverside Avenue, Westport, Connecticut 06880 as well as at the offices of the Registrant's administrator and transfer agent located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Item 29. Management Services.

      Not Applicable.

Item 30. Undertakings.

      Not Applicable.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Westport, and State of Connecticut, on the 28th day of February, 2005.

                                              THE WESTPORT FUNDS

                                              By: /s/ Edmund H. Nicklin, Jr.
                                                  ------------------------------
                                                  Edmund H. Nicklin, Jr.
                                                  President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                  Date

/s/ Edmund H. Nicklin, Jr.         President              February 28, 2005
-----------------------------      and Trustee
Edmund H. Nicklin, Jr.


/s/ Terry Wettergreen              Treasurer              February 28, 2005
-----------------------------
Terry Wettergreen


         *                         Trustee                February 28, 2005
-----------------------------
Raymond J. Armstrong


         *                         Trustee                February 28, 2005
-----------------------------
Stephen E. Milman


         *                         Trustee                February 28, 2005
-----------------------------
D. Bruce Smith, II


/s/ Edmund H. Nicklin, Jr.                                February 28, 2005
-----------------------------
* by Edmund H. Nicklin, Jr.
as Attorney-in-Fact

                                  EXHIBIT LIST

None